EXHIBIT 10.1

FORM OF

SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement (this “Agreement”), dated as of July 15, 2026 (the “Effective Date”), is entered into by and between ASP Isotopes Inc., a Delaware corporation (the “Company”), Quantum Leap Energy LLC, a Delaware limited liability company (“QLE”), and the person or entity identified on the signature page hereto (the “Holder”).

RECITALS

WHEREAS, the Company, QLE and the Holder are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Rule 506(b) of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

WHEREAS, the Holder holds an 8% Convertible Promissory Note due November 19, 2030 (the “Note”) issued to it by QLE in connection with the transactions contemplated by that certain Convertible Note Purchase Agreement, dated as of November 7, 2025, between QLE and the Holder (the “Note Purchase Agreement”); and

WHEREAS, the Holder, the Company and QLE wish to exchange, at the Closing (as defined below), upon the terms and conditions set forth in this Agreement, the Note for the number of shares of common stock, par value $0.01 per share (“Common Stock”), of the Company equal to the Exchange Shares (as defined below), calculated pursuant to Section 1.1(b) of this Agreement (collectively, the “Consideration”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company, QLE and the Holder hereby agree as follows:

ARTICLE I

EXCHANGE OF NOTE

Section 1.1 Exchange.

(a) Upon and subject to the terms and conditions set forth in this Agreement, at the Closing (as defined below), (i) the Holder shall deliver or cause to be delivered to QLE the Exchanged Note of such Holder and (ii) in exchange for such Exchanged Note, the Company hereby agrees to issue and deliver to such Holder the Consideration with respect to such Exchanged Note. The transactions contemplated by this Agreement, including, without limitation, the delivery and acceptance of the Exchanged Note and the issuance, delivery and acceptance of the Consideration contemplated hereby in consideration for the exchange of the Exchanged Note are collectively referred to herein as the “Transactions.”

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(b) For purposes of this Agreement:

“Accrued Interest” shall mean the accrued and unpaid interest that would accrue on the applicable Exchanged Note from, and including, November 19, 2025, to, but excluding, the Closing Date, calculated in accordance with the Note Purchase Agreement and the Note, as applicable.

“Accrued Interest Shares” shall mean that number of shares of Common Stock equal to the quotient of (i) the Accrued Interest, divided by (ii) the Exchange Price.

“Exchange Price” shall mean $4.96.

“Exchange Shares” shall mean the number of shares of Common Stock equal to the sum of: (i) the Principal Shares plus (ii) the Accrued Interest Shares, rounded down to the nearest whole share.

“Exchanged Note” shall mean the principal amount of the Note(s) set forth opposite the Holder’s name under the heading “Amount of Exchanged Note” on Exhibit A attached hereto.

“Nasdaq” shall mean The Nasdaq Stock Market LLC.

“Principal Shares” shall mean that number of shares of Common Stock equal to the quotient of (i) the principal amount of the Exchanged Note, divided by (ii) the Exchange Price.

Section 1.2 Closing.

(a) Subject to the satisfaction or waiver by the Holder or the Company, as applicable, of the closing conditions set forth in Article IV hereto, the closing of the Transactions (the “Closing”) will take place remotely via the exchange of documents and signatures on or before 9:00 a.m. (New York City time) on July 31, 2026, or at such other time and date as the Holder and the Company may agree in writing (the “Closing Date”).

(b) At the Closing, (i) the Holder shall deliver or cause to be delivered to QLE all right, title and interest in and to the Exchanged Note, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company or QLE may deem necessary or desirable to transfer to and confirm in QLE all right, title and interest in and to such Exchanged Note, free and clear of any Liens, and (ii) in consideration for the delivery of the Exchanged Note by the Holder, as set forth in (i) above, the Company shall deliver or cause to be delivered to the Holder the Consideration due hereunder with respect thereto in accordance with such Holder’s delivery instructions set forth on Exhibit A attached hereto and QLE shall cancel the Exchanged Note; provided, however, that the Holder acknowledges that the delivery of the Exchange Shares to the Holder may be delayed due to procedures and mechanics within the system of The Depository Trust Company, the transfer agent for shares of Common Stock, or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (A) the Company is using its reasonable best efforts to effect the issuance of the Exchange Shares and (B) such delay is no longer than ten (10) business days.

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(c) Upon the delivery to the Holder of the Consideration due hereunder for the Exchanged Note, any and all obligations of the Company and QLE to such Holder under the Holder’s Exchanged Note will have been satisfied in full, and the Holder waives any and all rights with respect to its Exchanged Note and releases and discharges the Company and QLE and their respective affiliates, officers, directors, employees, equity holders, agents or representatives from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Note, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional interest with respect to the Exchanged Note.

ARTICLE II

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE HOLDER

The Holder hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the Effective Date and at the Closing, to the Company and QLE, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. If the Holder is an entity, such Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and to consummate the Transactions. If the Holder is an individual, such Holder has the capacity to execute and deliver this Agreement, and to perform its obligations hereunder, and to consummate the Transactions. Exhibit A attached hereto includes the true, correct and complete name, address and other relevant information of such Holder.

Section 2.2 Valid and Enforceable Agreement; No Violations; No Consents. This Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, or (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). The execution and delivery of this Agreement and the consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) such Holder’s organizational documents, (ii) any agreement or instrument to which such Holder is a party or by which such Holder or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to such Holder. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required on the part of the Holder in connection with the execution, delivery and performance (as applicable) by the Holder of this Agreement and the consummation of the Transactions by the Holder.

Section 2.3 Title to the Exchanged Note. The Holder (a) is the sole direct legal and beneficial owner of the Exchanged Note set forth opposite its name on Exhibit A hereto; (b) has good, valid and marketable title to its Exchanged Note, free and clear of any Liens (other than any restrictions on transfer arising by operation of applicable securities laws); and (c) has not, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Note or its rights, title or interest in and to its Exchanged Note or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Note. Upon such Holder’s delivery of its Exchanged Note to QLE pursuant to the Transactions, such Exchanged Note shall be free and clear of all Liens.

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Section 2.4 Accredited Investor. The Holder is an “accredited investor,” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder has determined, based on its own independent review and such professional advice as it deems appropriate, that its acquisition of the Exchange Shares and participation in the Transactions (i) is fully consistent with its financial needs, objectives and condition, (ii) complies and is fully consistent with all investment policies, guidelines and other restrictions applicable to it, and (iii) is a fit, proper and suitable investment for it, notwithstanding the substantial risks inherent in investing in or holding the Exchange Shares.

Section 2.5 No Affiliate Status. The Holder is not, nor will it be as of the Closing Date, and has not been at any time during the consecutive three-month period preceding the Effective Date or the Closing Date, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. The Holder and its Affiliates collectively beneficially own, and will beneficially own as of the Closing Date, (i) less than 5% of the outstanding shares of Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. None of the Holder or any of its Affiliates is, or as of the Closing Date will be, required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to publicly disclose any changes in their respective beneficial ownership of the Company’s equity securities, or make any other public filing, report or announcement in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

Section 2.6 No Prohibited Transactions. The Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with such Holder has, disclosed to a third party (other than its advisors or as required by applicable law, legal process or regulatory request) any information regarding the Transactions, or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Holder was first contacted by either the Company, QLE or any person acting on the Company’s or QLE’s behalf, in each case, regarding the Transactions, this Agreement or an investment in the Exchange Shares, or the Company, and such Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it shall engage in any such activities prior to the first to occur of (a) the time the Transactions are publicly disclosed by the Company or (b) the Disclosure Deadline (as defined below). “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including, without limitation, on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

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Section 2.7 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) such Holder has been furnished with all materials it considers relevant to making an investment decision with respect to the Transactions and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act on or prior to the Effective Date (collectively, the “Public Filings”); (b) such Holder has had the opportunity to ask questions of the Company and/or QLE concerning the Company and QLE, their respective business, operations, financial performance, financial condition and prospects and the terms and conditions of the Transactions; (c) such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions; (d) such Holder has evaluated the tax and other consequences of the Transactions and receipt and ownership of the Consideration with its tax, accounting or legal advisors; (e) each of the Company and the QLE is not acting as a fiduciary or financial or investment advisor to such Holder; and (f) such Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company, QLE or any of their respective affiliates, equity holders, directors, officers, employees, agents or representatives except for (i) the Public Filings and (ii) the representations and warranties made by the Company and QLE in this Agreement. The Holder (x) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Exchange Shares; (y) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and (z) acknowledges that investment in the Exchange Shares involves a high degree of risk. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Shares or the fairness or suitability of the investment in the Exchange Shares nor have such authorities passed upon or endorsed the merits of the Transactions.

Section 2.8 Big Boy Waiver. In connection with the Transactions contemplated by this Agreement, the Holder hereby expressly represents, warrants, acknowledges and agrees as follows: (i) each of the Company and QLE may be, and the Holder is proceeding on the assumption that each of the Company and QLE is, in possession of material, non-public information concerning the past, present and future operations, results of operations and financial condition of the Company, QLE, and their respective direct and indirect subsidiaries, including, without limitation, as of, and for the three and six months ended, June 30, 2026 that may impact the value of the Exchange Shares and that may be material to the Holder’s decision to enter into the Transactions, including the exchange the Exchanged Note, investment in the Exchange Shares or entering into this Agreement (the “Information”), such Information may not be known to the Holder and each of the Company and QLE and their respective affiliates, equity holders, directors, officers, employees, representatives or agents is precluded from disclosing such Information to the Holder; (ii) the Holder is an experienced and sophisticated investor that is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act, the Holder is engaged in the business of assessing and assuming investment risks with respect to securities such as the Exchanged Note and Exchange Shares, and the Holder is knowledgeable in trading securities and understands the disadvantage to which the Holder is subject on account of the disparity of information as between the Company, QLE and the Holder, and the Holder is voluntarily assuming all risks associated with the Transactions, including the investment in the Exchange Shares; (iii) except as otherwise stated in this Agreement, neither each of the Company and QLE nor their respective affiliates, equity holders, directors, officers, employees, representatives or agents have made, and the Holder disclaims the existence of or its reliance on, any representation made by any such person or entity concerning the Company, QLE or the Transactions, including the Exchange Shares; (iv) the Holder is not relying on any disclosure or non-disclosure made or not made by each of the Company and QLE or their respective affiliates, equity holders, directors, officers, employees, representatives or agents, or the completeness thereof, in connection with or arising out of the Transactions, including the Exchange Shares, and therefore the Holder has no claims against each of the Company and QLE or their respective affiliates, equity holders, directors, officers, employees, representatives or agents with respect thereto, and if any such claim may exist, the Holder, recognizing its disclaimer of reliance and the Company's and QLE’s reliance on such disclaimer as a condition to entering into the Transactions, covenants and agrees not to assert it against each of the Company and QLE or their respective affiliates, equity holders, directors, officers, employees, representatives or agents; (v) neither each of the Company and QLE nor their respective affiliates, equity holders, directors, officers, employees, representatives or agents shall have any liability in connection with, and the Holder hereby waives, releases and forever discharges (on its behalf and on behalf of its affiliates, equity holders, directors, officers, employees, representatives or agents) each of the Company and QLE and their respective affiliates, equity holders, directors, officers, employees, representatives or agents from and against, any and all claims, demands, causes of action and liabilities whatsoever, whether known or unknown, both at law and at equity, that the Holder may have against each of the Company and QLE or their respective affiliates, equity holders, directors, officers, employees, representatives or agents on account of such person’s or entity’s possession or nondisclosure to the Holder of the Information, including, without limitation, whether under Federal and state securities laws, including Section 10(b) of the Exchange Act or Rule 10b-5 promulgated under the Exchange Act, or otherwise; and (vi) the Holder acknowledges that each of the Company and QLE is relying on the Holder’s representations, warranties, acknowledgments, releases and covenants set forth in this Agreement (including, but not limited to the Holder’s acknowledgement that each of the Company and QLE is privy to the Information) and would not enter into this Agreement in the absence of such Holder’s representations, warranties, acknowledgments, releases and covenants.

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Section 2.9 Acknowledgements. The Holder acknowledges that (a) the issuance of the Exchange Shares pursuant to the Transactions has not been registered under the Securities Act or any other applicable securities laws, and the Exchange Shares are being offered and delivered to the Holder in reliance upon specific exemptions from registration requirements of the Securities Act and other applicable securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except in compliance with applicable securities laws; (b) neither the Company, QLE nor any other person is under any obligation to register the Exchange Shares under any securities laws of the United States or any other jurisdiction or to comply with the terms and conditions of any exemption thereunder; and (c) it is acquiring the Exchange Shares for investment purposes only for its own account and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Exchange Shares in a manner that would violate the registration requirements of the Securities Act or other applicable securities laws. The Holder further acknowledges and agrees that (x) such Holder’s Exchange Shares will be acquired from the Company solely in exchange for such Holder’s Exchanged Note, including any accrued and unpaid interest thereon; and (y) such Holder’s participation in the Transactions was not conditioned by the Company on such Holder’s exchange of a minimum principal amount of the Notes. The Holder understands that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to receive the Exchange Shares.

Section 2.10 Taxpayer Information. The Holder acknowledges and agrees that the Company and QLE and their respective agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law and shall be timely provided with an Internal Revenue Service (“IRS”) Form W-9 or the appropriate series of IRS Form W-8, as applicable, in order to establish whether the Holder is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts otherwise would have been paid.

Section 2.11 Brokers; Finders. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Holder.

Section 2.12 Further Action. The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably determined to be necessary by the Company, QLE or Equiniti Trust Company, LLC, the Company’s transfer agent (the “Transfer Agent”), to consummate the Transactions.

ARTICLE III

COVENANTS, REPRESENTATIONS AND WARRANTIES

OF THE COMPANY AND QLE

Except as disclosed in any report, statement or document required to be filed and so filed by the Company with the SEC under Sections 13 or 14 of the Exchange Act after December 31, 2025 and prior to the Effective Date, each of the Company and QLE, severally and not jointly, hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the Effective Date and at the Closing, to the Holder, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization; Enforceability. Each of the Company and QLE (i) has been duly organized, validly existing as a corporation or limited liability company, as applicable, and in good standing under the laws of its jurisdiction of formation; (ii) has the power and authority necessary to own or hold its properties and to conduct its business as described in the Public Filings, except where the failure to have such power or authority would not, individually or in the aggregate, have a material adverse effect; (iii) has full legal right, power and authority to enter into this Agreement and perform the Transactions. This Agreement has been duly executed and delivered by the Company and QLE and constitutes a legal, valid and binding obligation of each of the Company and QLE, enforceable against the Company and QLE, as applicable, in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions.

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Section 3.2 No Consents; No Violations; No Conflicts. Assuming the accuracy of the Holder’s representations and warranties hereunder, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or any governmental or regulatory authority is required for the execution, delivery and performance by the Company or QLE of this Agreement and the consummation by the Company or QLE of the Transactions, as applicable, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under the Securities Act or other applicable securities laws, and (ii) as have been previously obtained by the Company. Neither the execution of this Agreement, nor the issuance, offering or sale of the Exchange Shares, nor the consummation of any of the Transactions, will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or QLE, as applicable, pursuant to the terms of any material contract or other agreement by which the Company or QLE may be bound or to which any of the property or assets of the Company or QLE is subject (except (i) such conflicts, breaches or defaults as may have been waived, and (ii) such conflicts, breaches and defaults that would not have a material adverse effect); nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company or QLE, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or QLE or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or QLE, as applicable, except, in the case of this clause (y), where such violation would not have a material adverse effect.

Section 3.3 Validity of the Exchange Shares. The issuance of the Exchange Shares has been duly authorized by the Company and, when issued and delivered to the Holder pursuant to the Transactions against delivery of the Exchanged Note therefor in accordance with the terms of this Agreement, the Exchange Shares will be validly issued, fully paid and non-assessable and free of any Liens created by the Company.

Section 3.4 Capitalization. As of May 20, 2026, the Company had 125,903,447 shares of Common Stock issued and outstanding. The Company otherwise has an authorized, issued and outstanding capitalization as set forth in the Public Filings as of the dates referred to therein (other than (i) the grant of additional equity awards, or the exercise, settlement or forfeiture of outstanding equity awards, under the Company’s existing equity compensation plans, (ii) changes in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or conversion of securities described as outstanding in the Public Filings which are exercisable for, or convertible into, Common Stock, (iii) as a result of the issuance of Exchange Shares, or (iv) repurchases of capital stock of the Company, if any) and such authorized capital stock conforms to the description thereof set forth in the Public Filings as of the dates referred to therein.

Section 3.5 Private Placement. Neither the Company nor, to the Company’s knowledge, any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Transactions.

Section 3.6 Listing. At or prior to the Closing, the Company shall have submitted to Nasdaq a Listing of Additional Shares Notification Form in respect of the Exchange Shares, if required. At the Closing, shares of Common Stock is listed on Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, delisting its shares of Common Stock from Nasdaq nor has the Company received any notification that Nasdaq is contemplating terminating such listing.

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Section 3.7 Disclosure. No later than the first business day following the Closing (the “Disclosure Deadline”), the Company shall file with the SEC a Current Report on Form 8-K disclosing the material terms of the Transactions (to the extent not previously publicly disclosed).

Section 3.11 Brokers. The Company has not incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the Transactions for which the Holder may be liable.

ARTICLE IV

CLOSING CONDITIONS AND NOTIFICATION

Section 4.1 Conditions to Obligations of the Holder, the Company and QLE. The obligations of the Holder to deliver the Exchanged Note and of the Company to deliver the Consideration at the Closing are subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

(a) there shall be no action, lawsuit, arbitration, claim or proceeding pending that enjoins the consummation of this Agreement or the Transactions;

(b) solely with regard to the obligations of the Holder to deliver the Exchanged Note, (i) the representations and warranties of the Company and QLE contained in Article III shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing, and, unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date; and (ii) the Company and QLE shall have complied, in all material respects, with all covenants and other agreements in this Agreement required to be performed by the Company and QLE, as applicable, at or prior to the Closing; and

(c) solely with regard to the obligation of the Company to deliver the Consideration, (i) the representations and warranties of the Holder contained in Article II shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing, and, unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date; and (ii) the Holder shall have complied, in all material respects, with all covenants and other agreements in this Agreement required to be performed by it at or prior to the Closing.

Section 4.2 Notification. The Holder hereby covenants and agrees to promptly notify the Company and QLE upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respects). The Company hereby covenants and agrees to notify the Holder upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respects).

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ARTICLE V

MISCELLANEOUS

Section 5.1 Entire Agreement. This Agreement and any other documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 5.3 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Delaware, without reference to its choice of law rules. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 5.11 below. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 5.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by email or any other standard transmission method (including PDF or Docusign) shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

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Section 5.5 Fees and Expenses. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own fees and expenses in connection with the delivery of the Exchanged Note and issuance of the Consideration. The Company shall be responsible for the payment of any fees of the Transfer Agent relating to or arising out of the Transactions.

Section 5.6 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

Section 5.7 Assignment; Binding Effect. The Holder shall not convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express prior written consent of the Company, and the Company or QLE shall not convey, assign or otherwise transfer any of its rights and obligations under this Agreement without the express prior written consent of the Holder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.8 Waiver; Remedies. No delay on the part of the Holder, the Company or QLE in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of the Holder, the Company or QLE of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. All waivers under this Agreement shall be in writing and signed by all parties to this Agreement.

Section 5.9 Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement.

Section 5.10 Survival. The provisions of Article II, Article III with respect to the Company’s covenants, and Article V shall survive the Closing.

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Section 5.11 Notice. Any notice or communications hereunder shall be in writing and will be deemed to have been given if delivered in person or by registered or certified first-class mail or courier service or sent by electronic transmission to the following addresses, or such other addresses as may be furnished hereafter by notice in writing:

if to the Company and QLE:

ASP Isotopes Inc.

2200 Ross Avenue

Suite 4575E

Dallas, TX 75201

Attention: Donald Ainscow, Executive Vice President, General Counsel & Secretary

Email: dainscow@aspisotopes.com

with a copy (which will not constitute notice) to:

Blank Rome LLP

One Logan Square

Philadelphia, PA 19103

Attention: Yelena Barychev

Email: yelena.barychev@blankrome.com

if to the Holder, as set forth on Exhibit A hereto

or to such other address and/or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 5.12 Termination. This Agreement may be terminated and the delivery of the Exchanged Note and the Consideration abandoned at any time prior to the Closing (i) automatically if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on July 31, 2026, (ii) by the Holder if any of the conditions to the Company’s obligations set forth in this Agreement shall have become incapable of fulfillment, and shall not have been waived by the Holder, or (iii) by the Company if any of the conditions to the Holder’s obligations set forth in this Agreement shall have become incapable of fulfillment, and shall not have been waived by the Company; provided, however, that the right to terminate this Agreement under clause (ii) or clause (iii) shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 5.12 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement. The provisions of Article V shall survive the termination of this Agreement.

Section 5.13 Other Transactions. Nothing contained herein or in any other document related to the Transactions, and no action taken by the Holder pursuant hereto or thereto or by any other party pursuant to such other documents, shall be deemed to constitute with respect to the Holder or any other party hereunder or under such other documents a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such entities are in any way acting in concert or as a group with respect to their obligations hereunder or thereunder or with respect to the Transactions.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the Effective Date.

THE COMPANY:

ASP ISOTOPES INC.

By:
Name:
Title:

QLE: QUANTUM LEAP ENERGY LLC

By:
Name:
Title:

Signature Page to

Securities Exchange Agreement

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the Effective Date.

HOLDER:

By:
Name:
Title:

Signature Page to

Securities Exchange Agreement

EXHIBIT A

HOLDER INFORMATION

Legal Name of Holder:

Principal Amount of Exchanged Note(s):

Exchange Price for Exchanged Note(s): $4.96

Holder’s Address:

Telephone:

Taxpayer Identification Number: